SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Cash and Cash Equivalents and Restricted Cash and Cash Equivalents (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Accounting Policies [Abstract]
Cash and cash equivalents	$ 244,488	$ 264,615	$ 21,562	$ 11,055
Restricted cash, short-term	65	130	65	65
Restricted cash, long-term	812	275	340	340
Total cash, cash equivalents and restricted cash	$ 245,365	$ 265,020	$ 21,967	$ 11,460	$ 10,328